Exhibit 99

                      Wright Medical Group, Inc.
      Reports Results for Third Quarter Ended September 30, 2005

    ARLINGTON, Tenn.--(BUSINESS WIRE)--Oct. 25, 2005--

      Company Announces Final Third Quarter Results In Line With
                       Preliminary Announcement

    Wright Medical Group, Inc. (NASDAQ:WMGI), a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics, today reported financial results for its third quarter ended September 30, 2005.
    Net sales totaled $73.5 million during the third quarter of 2005, representing a 6% increase over net sales of $69.3 million during the third quarter of 2004. The impact of foreign currency on net sales was immaterial during the third quarter. Net income for the third quarter of 2005 totaled $4.0 million or $.11 per diluted share compared to net income of $4.4 million, or $.13 per diluted share, in the third quarter of 2004, which included the after-tax effect of approximately $800,000 of costs associated with the voluntary market withdrawal of certain CONSERVE(R) hip components.
    For the first nine months of 2005, the Company's net sales totaled $238.9 million, representing a 9% increase over net sales of $219.8 million for the first nine months of 2004. Excluding the impact of foreign currency, net sales increased 8% during the first nine months of 2005. Net income for the first nine months of 2005 totaled $19.0 million, or $.54 per diluted share. For the first nine months of 2004, net income totaled $17.7 million, or $.50 per diluted share.
    F. Barry Bays, interim President and Chief Executive Officer commented, "Our sales results of $73.5 million for the third quarter of 2005 and our net income of $.11 per diluted share are both in line with our preliminary announcement communicated earlier in the month. Domestically, we experienced solid performance by our reconstructive large joint and extremities businesses, both of which grew 14% during the third quarter. However, as discussed in our October 4th pre-release, our domestic biologics business did not meet our expectations for the third quarter, as we noted a 10% decline compared to the prior year's quarter, and our sales results in Italy and southern France continued to have a dampening impact on our worldwide growth rate."
    Mr. Bays continued, "Our lower-than-expected sales, combined with increased sales, marketing and research and development spending as compared to the year-ago period, resulted in the lower than accustomed operating results. However, we believe that these investments are required for Wright Medical to return to the low- to mid-teens sales growth that has been our corporate goal as a public company. We are also evaluating and rationalizing expenses company-wide. We remain optimistic about the growth prospects of our business for 2006 and beyond, and confident in our ability to overcome the challenges that have contributed to our disappointing financial performance in the second half of 2005."

    Sales Review

    Globally, the Company experienced growth in its hip, knee, and extremity product lines of 9%, 10%, and 14%, respectively and a decline of 6% in biologics, during the third quarter of 2005 when compared to the third quarter of 2004.
    Domestic sales totaled $47.4 million during the third quarter of 2005 and $147.3 million during the first nine months of 2005, representing increases of 7% and 10%, respectively. Third quarter domestic sales of the Company's hip, extremity, and knee product lines reflected growth of 15%, 14%, and 13%, respectively. Third quarter domestic sales of the Company's biologics product line decreased by 10% compared to 2004.
    International sales totaled $26.1 million during the third quarter, an increase of 5% compared to the third quarter of 2004. For the first nine months of 2005, international sales reached $91.6 million, an increase of 6% compared to the first nine months of 2004. The Company's international sales results included favorable foreign currency impacts totaling approximately $45,000 and $2.3 million during the third quarter and the first nine months of 2005, respectively.

    Outlook

    On October 4, 2005, the Company revised its full year 2005 sales outlook to a target range of $315 million to $318 million, representing a sales growth objective of approximately 6% to 7%, and revised its full year earnings per share outlook to a target range of $0.66 to $0.70 per diluted share.
    The Company's anticipated targets for the fourth quarter of 2005 for net sales are in the range of $76 million to $79 million, with earnings per share results ranging from $.12 to $.16 per diluted share. These targets for the fourth quarter and full year of 2005 exclude the effect of special charges associated with recent organizational changes, possible future acquisitions or other material future business developments.
    The Company also reiterated its stated long-term growth objectives, calling for annualized percentage net sales growth in the low- to mid-teens accompanied by improving operating profitability. The Company plans to provide defined ranges of net sales and profitability objectives for 2006 in conjunction with the release of its full-year 2005 financial results. The Company's current objective is to return the business to this growth profile by the fourth quarter of 2006.
    A reconciliation of 2004 net income, as adjusted, per diluted share is available in the "Corporate - Investor Information - Supplemental Financial Information" section of the Company's website located at www.wmt.com.
    The Company's anticipated targets for net sales and earnings per share are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company's actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the Company's actual performance. See the cautionary information about forward-looking statements in the "Safe-Harbor Statement" section of this press release.

    Conference Call

    As previously announced, the Company will host a conference call starting at 3:30 p.m. (Central Time) today. The live dial-in number for the call is 800-822-4794 (domestic) or 913-981-4912
(international). To access a simultaneous webcast of the conference call via the internet, go to the "Corporate - Investor Information" section of the Company's website located at www.wmt.com. A replay of the conference call by telephone will be available starting at 7:30 p.m. (Central Time) today and continuing until 12:00 a.m. (Central
Time) on November 1, 2005. To hear this replay, dial 888-203-1112 (domestic) or 719-457-0820 (international) and enter the registration number 9837043. A replay of the conference call will also be available via the internet starting today and continuing for at least 12 months. To access a replay of the conference call via the internet, go to the "Corporate - Investor Information - Audio Archives" section of the Company's website located at www.wmt.com.
    The conference call may include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release or otherwise available in the "Corporate - Investor Information - Supplemental Financial Information" section of the Company's website located at www.wmt.com.
    The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the "Safe-Harbor Statement" section of this press release.

    Non-GAAP Financial Measures

    The Company uses non-GAAP financial measures, such as net sales, excluding the impact of foreign currency, gross profit, as adjusted, operating income, as adjusted, net income, as adjusted and net income, as adjusted, per diluted share. The Company's management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company's operations, period over period. The measures exclude such items as business development activities, including purchased in-process research and development, and the financial impact of significant litigation, which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

    Safe-Harbor Statement

    This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this press release, other than statements of historical fact, are forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, beliefs, estimates, and expectations and express management's current views of future performance, results, and trends. The Company wishes to caution readers that actual results might differ materially from those described in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including the factors discussed in the Company's filings with the Securities and Exchange Commission (including the Company's annual report on Form 10-K for the year ended December 31, 2004 under the heading, "Factors Affecting Future Operating Results," and in its quarterly reports), which could cause the Company's actual results to materially differ from those described in the forward-looking statements. Although the Company believes that the forward-looking statements are accurate, there can be no assurance that any forward-looking statement will prove to be accurate. A forward-looking statement should not be regarded as a representation by the Company that the results described therein will be achieved. The Company wishes to caution readers not to place undue reliance on any forward-looking statement. The forward-looking statements are made as of the date of this press release. The Company assumes no obligation to update any forward-looking statement after this date.
    Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics. The Company has been in business for more than 50 years and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit the Company's website at www.wmt.com.



                      Wright Medical Group, Inc.
            Condensed Consolidated Statements of Operations
           (in thousands, except per share data--unaudited)

                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                               Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------

Net sales                      $ 73,479  $ 69,299  $238,869  $219,832
Cost of sales                    20,263    19,998    67,398    61,767
                               --------- --------- --------- ---------
     Gross profit                53,216    49,301   171,471   158,065

Operating expenses:
  Selling, general and
   administrative                40,045    36,611   120,896   111,459
  Research and development        5,904     4,302    16,500    13,808
  Amortization of intangible
   assets                         1,020       975     3,119     2,845
  Stock-based expense (1)            65       271       396     1,160
                               --------- --------- --------- ---------
     Total operating expenses    47,034    42,159   140,911   129,272
                               --------- --------- --------- ---------

     Operating income             6,182     7,142    30,560    28,793
Interest (income) expense, net     (171)      283       (91)      868
Other (income) expense, net          43        (5)      206       (19)
                               --------- --------- --------- ---------
     Income before income
      taxes                       6,310     6,864    30,445    27,944
Provision for income taxes        2,324     2,434    11,423    10,212
                               --------- --------- --------- ---------
     Net income                $  3,986  $  4,430  $ 19,022  $ 17,732
                               ========= ========= ========= =========

Net income per share, basic    $   0.12  $   0.13  $   0.56  $   0.53
                               ========= ========= ========= =========
Net income per share, diluted  $   0.11  $   0.13  $   0.54  $   0.50
                               =========  ======== ========= =========
Weighted-average number of
 common shares outstanding,
 basic                           33,972    33,461    33,920    33,296
                               ========= ========= ========= =========
Weighted-average number of
 common shares outstanding,
 diluted                         35,285    35,311    35,240    35,355
                               ========= ========= ========= =========


(1) Amounts presented as stock-based expense consist of; cost of sales totaling $0 and $24 for the three months ended September 30, 2005 and 2004, respectively, and $11 and $75 for the nine months ended September 30, 2005 and 2004, respectively; selling, general and administrative expenses of $65 and $238 for the three months ended September 30, 2005 and 2004, respectively, and $380 and $1,025 for the nine months ended September 30, 2005 and 2004, respectively; and research and development expenses of $0 and $9 for the three months ended September 30, 2005 and 2004, respectively, and $5 and $60 for the nine months ended September 30, 2005 and 2004, respectively.


                      Wright Medical Group, Inc.
                      Consolidated Sales Analysis
                   (dollars in thousands--unaudited)


                  Three Months Ended           Nine Months Ended
              --------------------------- ----------------------------
              Sept. 30, Sept. 30,     %   Sept. 30, Sept. 30,     %
                2005      2004    change    2005      2004    change
              --------- --------- ------- --------- --------- -------
Geographic
-------------
Domestic      $ 47,406   $44,477     6.6% $147,277  $133,605    10.2%
International   26,073    24,822     5.0%   91,592    86,227     6.2%
              --------- --------- ------- --------- --------- -------
Total net
 sales        $ 73,479   $69,299     6.0% $238,869  $219,832     8.7%
              ========= ========= ======= ========= ========= =======

Product Line
-------------
Hip products  $ 24,143   $22,240     8.6% $ 81,880  $ 72,367    13.1%
Knee products   21,471    19,568     9.7%   70,811    64,782     9.3%
Biologics
 products       14,972    15,858   (5.6%)   46,490    46,558   (0.1%)
Extremity
 products        9,861     8,686    13.5%   29,914    26,999    10.8%
Other            3,032     2,947     2.9%    9,774     9,126     7.1%
              --------- --------- ------- --------- --------- -------
Total net
 sales        $ 73,479   $69,299     6.0% $238,869  $219,832     8.7%
              ========= ========= ======= ========= ========= =======



                      Wright Medical Group, Inc.
   Reconciliation of Net Sales to Net Sales Excluding the Impact of
                           Foreign Currency
                   (dollars in thousands--unaudited)

                                Three Months Ended  Nine Months Ended
                                September 30, 2005  September 30, 2005
                                ------------------- ------------------
Net sales, as reported          $           73,479  $         238,869
Less: Currency impact as
 compared to respective prior
 period                                        (45)            (2,320)
                                ------------------- ------------------
Net sales, excluding the impact
of foreign currency             $           73,434  $         236,549
                                =================== ==================


                      Wright Medical Group, Inc.
      Reconciliation of Gross Profit to Gross Profit, As Adjusted
                   (dollars in thousands--unaudited)

                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                               Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------
Gross profit, as reported      $ 53,216  $ 49,301  $171,471  $158,065
Add: Costs incurred for
 voluntary market withdrawal
 of certain CONSERVE(R) hip
 components                           -       138         -       138
                               --------- --------- --------- ---------
Gross profit, as adjusted      $ 53,216  $ 49,439  $171,471  $158,203
                               ========= ========= ========= =========

Gross profit, as adjusted, as
 a percentage of net sales         72.4%     71.3%     71.8%     72.0%
                               ========= ========= ========= =========


                      Wright Medical Group, Inc.
  Reconciliation of Operating Income to Operating Income, As Adjusted
                   (dollars in thousands--unaudited)

                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                               Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------
Operating income, as reported  $  6,182  $  7,142  $ 30,560  $ 28,793
Add: Costs incurred for
 voluntary market withdrawal
 of certain CONSERVE(R) hip
 components                           -       791         -       791
                               --------- --------- --------- ---------
Operating income, as adjusted  $  6,182  $  7,933  $ 30,560  $ 29,584
                               ========= ========= ========= =========


                      Wright Medical Group, Inc.
        Reconciliation of Net Income to Net Income, As Adjusted
           (in thousands, except per share data--unaudited)


                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                               Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------
Net income, as reported        $  3,986  $  4,430  $ 19,022  $ 17,732
Add: Costs incurred for
 voluntary market withdrawal
 of certain CONSERVE(R) hip
 components, net of tax               -       511         -       511
                               --------- --------- --------- ---------
Net income, as adjusted        $  3,986  $  4,941  $ 19,022  $ 18,243
                               ========= ========= ========= =========

Net income, as adjusted, per
 share, basic                  $   0.12  $   0.15  $   0.56  $   0.55
                               ========= ========= ========= =========
Net income, as adjusted, per
 share, diluted                $   0.11  $   0.14  $   0.54  $   0.52
                               ========= ========= ========= =========
Weighted-average number of
 common shares outstanding,
 basic                           33,972    33,461    33,920    33,296
                               ========= ========= ========= =========
Weighted-average number of
 common shares outstanding,
 diluted                         35,285    35,311    35,240    35,355
                               ========= ========= ========= =========


                      Wright Medical Group, Inc.
                 Condensed Consolidated Balance Sheets
                   (dollars in thousands--unaudited)

                                           September 30,  December 31,
                                               2005           2004
                                           ------------- -------------

Assets
Current assets:
  Cash and cash equivalents                $     55,027  $     83,470
  Marketable securities                          20,525             -
  Accounts receivable, net                       60,935        61,662
  Inventories                                    81,876        76,269
  Prepaid expenses and other current
   assets                                        36,518        33,621
                                           ------------- -------------
     Total current assets                       254,881       255,022
                                           ------------- -------------

Property, plant and equipment, net               77,142        70,207
Intangible assets, net                           21,120        25,985
Other assets                                     11,662         9,944
                                           ------------- -------------
   Total assets                            $    364,805  $    361,158
                                           ============= =============

Liabilities and stockholders' equity
Current liabilities:
  Accounts payable                         $     14,415  $     13,969
  Accrued expenses and other current
   liabilities                                   40,015        45,256
  Current portion of long-term obligations        6,065         6,331
                                           ------------- -------------
     Total current liabilities                   60,495        65,556
                                           ------------- -------------
Long-term obligations                             2,574         5,952
Other liabilities                                12,695        13,581
                                           ------------- -------------
   Total liabilities                             75,764        85,089
                                           ------------- -------------

Stockholders' equity                            289,041       276,069
                                           ------------- -------------
   Total liabilities and stockholders'
    equity                                 $    364,805  $    361,158
                                           ============= =============



    CONTACT: Wright Medical Group Inc., Arlington
             John K. Bakewell, 901-867-4527